Impairment loss on available-for-sale equity securities	6 Months Ended
Sep. 30, 2015
Impairment loss on available-for-sale equity securities
Impairment loss on available-for-sale equity securities

6Impairment loss on available-for-sale equity securities

The Group recorded an impairment loss on available-for-sale equity securities of RMB8,361 (US$1,316) in the three and six months ended September 30, 2015, which related to the Group’s investment in Life Corporation Limited (“LFC”). Having considered the extent of the decline in the fair value of the ordinary shares of LFC, the length of time to which the market value of the shares had been below cost, and the financial condition and near-term prospects of LFC, the management considered that the decline in value on the investment in LFC up to September 30, 2015 was other-than-temporary. As a result, an impairment loss of RMB8,361 (US$1,316) was recognized in earnings during the three months ended September 30, 2015.